Exhibit 10.5.16

AMENDMENT No. 16

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AND

AIRBUS S.A.S.

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AMENDMENT No 16

This Amendment No 16 to the A320 Family Purchase Agreement dated as of March 19, 1998 between AIRBUS S.A.S. and ATLANTIC AIRCRAFT HOLDING LIMITED is made as of the     day of November, 2007.

BETWEEN

AIRBUS S.A.S., a société par actions simplifiée, formerly known as Airbus G.I.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as the “Seller” or “AIRBUS”),

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at c/o the Winterbothan Trust Company Limited, Winterbotham Place, Marlborough and Queen Streets. NASSAU, BAHAMAS (hereinafter referred to as the “Buyer” or “AAH”).

WHEREAS

A -	The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated March 19, 1998 (hereinafter referred to, together with its Exhibits and Letter Agreements, as the “Purchase Agreement”) covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32.

B -	The Buyer and the Seller have entered into Amendment No 1 to the Purchase Agreement dated September 9, 1998, covering the [*] Firm A319-100 Aircraft (on December 1999 and January 2000).

C -	The Buyer and the Seller have entered into Amendment No 2 to the Purchase Agreement dated December 28, 1999 covering:

(i)	The [*] A320-200 Aircraft and the [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A320-200 Aircraft.

D -	[*]. Simultaneously, the Buyer and the Seller have entered into Amendment No 3 to the Purchase Agreement dated December 29, 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the Purchase Agreement.

E -	The Buyer and the Seller have entered into signed Amendment No 4 to the Purchase Agreement dated February 15, 2000 covering:

(i)	the [*] A320-200 Aircraft [*] and its [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A319-100 Aircraft.

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F -	The Buyer and the Seller have entered into Amendment No 5 to the Purchase Agreement dated April 6, 2001 covering:

(i)	the [*] A320-200 Aircraft [*] (Firm No 41) and the [*] A320-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft [*] (Firm No 42) [*] Firm A319-100 Aircraft (Firm No 31[*]).

(iii)	The [*] A320-200 Aircraft [*] Firm No 43) and the [*] of such [*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft [*] (Firm No 44) [*] Firm A319-100 Aircraft (Firm No 32[*]).

G -	The Buyer and the Seller have entered into Amendment No 6 to the Purchase Agreement dated April 9, 2001 covering the rescheduling of certain Delivery Dates related to firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally firm Aircraft No 18 [*] to an A320-200 Aircraft [*]

H -	[*]

I -	[*]

J -	The Buyer and the Seller have entered into Amendment No 9 to the Purchase Agreement dated December 6, 2002 covering the rescheduling of the Delivery Date of the firm Aircraft No 22 from August 2003 to June 2003.

K -	The Buyer and the Seller have entered into Amendment No 10 to the Purchase Agreement dated October 30, 2003 covering the rescheduling of the Delivery Date of firm A320-200 Aircraft No 46 and 47 respectively from May and June 2004 to October and November 2004.

L -	The Buyer and the Seller have entered into Amendment No 11 to the Purchase Agreement dated November 18, 2004 covering simultaneously:

(i)	the termination of the [*], and

(ii)	the cancellation and termination of Amendment No 3 [*] stated in paragraph 1 of Letter Agreement No 1 to the Purchase Agreement.

M -	The Buyer and the Seller have entered into Amendment No 12 to the Purchase Agreement dated November 18, 2004 covering:

(i)	the [*] of Aircraft No 44, 17, 37 [*] A320 [*] A321 [*] and No 18, 36 and 21 [*] A320 [*] A319 [*]

[*]

N -	The Buyer and the Seller have entered into Amendment No 13 to the Purchase Agreement dated November 18, 2004, covering:
[*]

O -	The Buyer and the Seller have entered into Amendment No 14 to the Purchase Agreement dated February 28, 2006, covering:

(i)	[*] AIRMAN software,

(ii)	ADOC Job Cards Package, ADOC Consultation Package, and AirNav and/or ADOC Navigator Based Consultation

(iv)	[*].

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P -	The Buyer and the Seller have entered into Amendment No 15 to the Purchase Agreement dated June 22, 2007, covering:

[*]

Q -	The Buyer and the Seller have entered into a Letter of Intent dated June 22, 2007 covering the order of [*] additional A319-100 aircraft and [*] additional A320-200 and in furtherance of such Letter of Intent wish to enter into this Amendment No 16 (the “Amendment No 16”).

R -	As used hereafter, the terms “Purchase Agreement” and “A320 Family Purchase Agreement” mean the Purchase Agreement together with all Exhibits and schedules thereto as amended to date by Amendments No 1 to 15, inclusive.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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1.	DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment No 16 shall have the meanings assigned thereto in the Purchase Agreement.

2.	SCOPE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of [*] additional A319-100 and [*] additional A320-200 Aircraft upon the terms and conditions contained in this Amendment No 16 (hereinafter for the purposes of this Amendment No 16 collectively the “2007 Aircraft” or individually the “2007 A319 Aircraft”, the “2007 A320 Aircraft” and/or the “2007 A321 Aircraft”). Except as otherwise expressly provided herein, the term “Aircraft” when used in the Purchase Agreement shall be construed to include the 2007 Aircraft).

3	2007 AIRCRAFT DEFINITION

3.1	Notwithstanding Clause 1 of the Purchase Agreement, the 2007 Aircraft shall be manufactured in accordance with the Standard Specification document (the “Standard Specification”) covering the following design weights:

Aircraft Type	Specification Document Reference	MTOW	MLW	MZFW

A319-100	[*]	[*]	[*]	[*]

A320-200	[*]	[*]	[*]	[*]

A321-200	[*]	[*]	[*]	[*]

3.2	Engines

3.2.1	Notwithstanding Clause 1 of the Purchase Agreement, the 2007 Aircraft shall be equipped with a set of two (2) of the following series engines (the “Engines”) manufactured by one of the following Engines manufacturers CFM INTERNATIONAL or INTERNATIONAL AERO ENGINES (“IAE”):

Aircraft Type	CFM	PW / IAE
A319-100	CFM56-[*]	IAE V2524-A5 ([*]
A320-200	CFM56-[*]	IAE V2527E-A5[*]
A321-200	CFM56-[*]	AE V2533-A5 ([*]

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3.2.2	The Engine manufacturer and model shall be selected in one time for the 2007 Aircraft, [*] Aircraft to be delivered, as set forth in Clause 4.1 of this Amendment No 16.

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4	DELIVERY

4.1	Subject to the provisions of Clauses 2, 7, 8, 10 and 18 of the Purchase Agreement, the Seller shall have the 2007 Aircraft ready for delivery to the Buyer at the 2007 Aircraft final assembly line according to the following schedule:

- 2007 Aircraft No 62	A319	4th Quarter 2011
- 2007 Aircraft No 63	A320	4th Quarter 2011

- 2007 Aircraft No 64	A319	1st Quarter 2012
- 2007 Aircraft No 65	A320	1st Quarter 2012
- 2007 Aircraft No 66	A320	2nd Quarter 2012
- 2007 Aircraft No 67	A320	2nd Quarter 2012
- 2007 Aircraft No 68	A320	3rd Quarter 2012
- 2007 Aircraft No 69	A320	3rd Quarter 2012
- 2007 Aircraft No 70	A320	4th Quarter 2012
- 2007 Aircraft No 71	A319	4th Quarter 2012

[*]

4.2	The Seller shall notify the Buyer in writing, [*] of the scheduled delivery quarter for each 2007 Aircraft, of the scheduled delivery month for such 2007 Aircraft.

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5	2007 AIRCRAFT PRICE

5.1	Basic Price of the 2007 Aircraft

Notwithstanding Clause 3 of the Purchase Agreement, the Basic Price of the 2007 Aircraft is the sum of:

•	the Basic Price of the Airframe as defined in Clause 5.1.1 and

•	the Basic Price of the Engines as defined in Clause 5.1.2

and is exclusive of any variation resulting from price revision provisions and other provisions of this Amendment No 16.

Clause 4 of the Purchase Agreement shall not apply to the 2007 Aircraft and is replaced by Appendixes No 1 to 3

5.1.1	Basic Price of the Airframe

The basic price of the Airframe is the sum of:

(i)	the basic price of the Airframe, corresponding to the Standard Specification, including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment , which is:

USD [*]	for 2007 A319 Aircraft
USD [*]	for 2007 A320 Aircraft
USD [*]	for 2007 A321 Aircraft

at economic conditions prevailing for a [*]

(ii) the sum of the basic prices of all SCNs set forth in Appendix 5 to this Amendment No 6, which is :

USD [*]	for 2007 A319 Aircraft
USD [*]	for 2007 A320 Aircraft
USD [*]	for 2007 A321 Aircraft

All basic prices are expressed in United States Dollars (USD) at [*] and are subject to adjustment in accordance with the Seller’s Price Revision Formula as set forth in Appendix 1 of this Amendment No 16.

5.1.2	Basic Price of the Engines

The basic price of the Engines shall be, as applicable pursuant to Clauses 5.1.2.1 or 5.1.2.2, the basic price of the Engines selected by Buyer.

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5.1.2.1	The basic price of a set of two (2) CFM INTERNATIONAL Engines

CFM56-[*]	USD[*]	for 2007 A319 Aircraft
CFM56-[*]	USD[*]	for 2007 A320 Aircraft
CFM56-[*]	USD[*]	for 2007 A321 Aircraft

at economic conditions prevailing for a [*]

Such basic prices have been computed from the Reference Prices of :

CFM56-[*]:	USD [*]
CFM56-[*]	USD [*]
CFM56-[*]	USD [*]

The Reference Prices have been established in accordance with the [*] and shall be subject to revision up to the 2007 Aircraft delivery date in accordance with the CFM INTERNATIONAL Price Revision Formula as set forth in Appendix 2 of this Amendment No 16.

5.1.2.2	The basic price for a set of two (2) IAE Engines is :

IAE V2524[*]	USD[*]	for 2007 A319 Aircraft
IAE V2527E-[*]	USD[*]	for 2007 A320 Aircraft
IAE V2533-[*]	USD[*]	for 2007 A321 Aircraft

at economic conditions prevailing for a [*]

Such base price have been computed from the Reference Prices of :

IAE V2524-[*]	USD[*]
IAE V2527E-[*]	USD[*]
IAE V2533-[*]	USD[*]

at [*] and shall be subject to revision up to the 2007 Aircraft delivery date in accordance with the INTERNATIONAL AERO ENGINES Price Revision Formula as set forth in Appendix 3 of this Amendment No 16.

5.1.2.3	It is understood that the above-mentioned quotations of Engine Basic Prices as well as Engine Manufacturer Price Revision Formulae as set forth in Appendixes 2 and 3 of this Amendment No 16 are based upon information received from the respective Engine Manufacturers and remain subject to any modification that might be imposed by the Engine Manufacturers on the Seller and/or the Buyer.

5.2	Final Price of the 2007 Aircraft

The Final Price of each 2007 Aircraft at delivery shall be the sum of:

(i)	the respective Basic Price of the Airframe as defined above and adjusted to the date of each 2007 Aircraft delivery in accordance with the Seller’s Price Revision Formula;

(ii)	the basic prices of all SCNs mutually agreed upon before or after signature of this Amendment No 16 and adjusted to the date of each 2007 Aircraft delivery in accordance with the Seller’s Price Revision Formula;

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(iii)	the relevant Basic Price of the Engines for the 2007 Aircraft, as quoted by the Engine Manufacturer(s) to the Seller and adjusted to the date of each 2007 Aircraft delivery in accordance with the Engine Manufacturers’ Price Revision Formula;

(iv)	and, as the case may be, any amount resulting from any other provisions of the Purchase Agreement or of this Amendment No 16 and/or any other written agreement between the Buyer and the Seller.

6	PAYMENT TERMS

6.1	[*]

Predelivery payments theoretically falling due before signature of this Amendment No 16 shall be paid in December 19th, 2007.

6.3	[*]

6.4	Balance of the Final Price of the 2007 Aircraft

The Final Price of the 2007 Aircraft less the total amount of predelivery payments received by the Seller shall be paid to the Seller immediately prior to delivery of the respective 2007 Aircraft and upon receipt of Seller’s invoice.

6.5	AIRBUS Bank Account

All predelivery payments shall be paid by the Buyer, to such bank account as may be designated by the Seller [*]

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7	CUSTOMER SERVICES

In order to facilitate the entry into service and the operation of the 2007 Aircraft, the Seller will provide the following services [*] the 2007 Aircraft.

-	[*] Technical Representative services at the Buyer’s main base or at other locations to be mutually agreed, acting in an advisory capacity until [*] of the 2007 Aircraft and in any case [*]. This service will [*] 2007 Aircraft and [*] the obligation to provide one Technical Representative as already offered by the Seller to the Buyer.

-	[*] Flight Crew Transition training courses per 2007 Aircraft; each of which shall consist of one captain (1) and one (1) first officer;

-	[*] Type Rating Instructor training courses;

-	[*] instructor-months of Flight Crew Initial Operating Experience training, in order to assist the Buyer with initial operating experience after delivery of the first 2007 Aircraft;

-	[*] Cabin Attendant Transition Training for up to [*] of the Buyer’s instructors;

-	[*] ) maintenance trainee days for the Buyer’s ground personnel;

-	[*] ) trainee days for Performance and Operations for the Buyer's personnel.

-	[*] ) Airbus Computer-Base Training courseware including standard CBT license for [*], subject to signature by both the Buyer of appropriate licensing conditions.

-	[*] man-weeks of Line Maintenance Initial Operating Experience Training

-	[*] revision service for technical documentation defined in the Appendix 6 [*] 2007 Aircraft.

-	[*]

-	AIRMAN license and revision service [*] 2007 Aircraft, [*] the 2007 Aircraft, subject to signature by both the Buyer of appropriate licensing conditions.

-	[*] AirbusWorld will enable on-line consultation of the Technical Data through the Secure Area of the Airbus customer portal. Access to the Secure Area shall be subject to the “General Terms and Conditions of Access to and Use of the Secure Area of Airbus|World” to be signed by the Buyer.

-	[*] of spares representative on-site, [*] - 2007 Aircraft.

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-	[*] Terms and conditions for the delivery, support and use of the [*] by the Buyer will be subject to a separate agreement to be entered between the Buyer and the Seller. License conditions for the use of the virtual cockpit simulation software to be installed in the M/FTD 2D shall be agreed directly between the Buyer and CAE Inc.

[*]

With respect to software services, including CBT and Airman as well as access to AirbusWorld, the Buyer shall sign appropriate licensing conditions with the Seller.

[*]

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8	SPECIAL CONDITIONS

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10.	[*]

12.	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement, as amended hereby, including its Exhibits and Letter Agreements shall remain in full force and effect and shall apply to this Amendment No 16 except as expressly modified by this Amendment No 16.

In case of any inconsistency between this Amendment No 16 and the Purchase Agreement, this Amendment No 16 shall prevail.

This Amendment No 16 together with the Purchase Agreement, its Exhibits and Letter Agreements and amendments to date contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 16 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No 16 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

This Amendment No 16 shall be governed by and construed and performance thereof shall be determined in accordance with the laws of France.

IN WITNESS WHEREOF this Amendment No 16 was entered into the day and year above written.

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING	AIRBUS S.A.S.
LIMITED

By :	By :

Its :	Its :

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APPENDIX 1	SELLER’S PRICE REVISION FORMULA

1 *[Fifteen page has been omitted in accordance with a request for confidential treatment.]

4

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APPENDIX 6

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA Specification 2200 (iSpec2200), Information Standards for Aviation Maintenance

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be made available :

-	ON-LINE (ON) through the relevant service on Airbus|World,

and / or

-	OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following Technical Data formats may be used:

-	SGML—Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

-	XML – Extensible Mark-up Language, evolution of the SGML text format to cope with WEB technology requirements.

-	CGM – Computer Graphics Metafile, format of the interactive graphics associated with the XML and /or SGML text file delivery .

-	PDF (PDF)—Portable Document Format allowing data consultation.

-	Advanced Consultation Tool— refers to Technical Data Consultation application that offers advanced consultation & navigation functionality compared to PDF. Both browser software & Technical Data are packaged together.

-	P1 / P2—refers to manuals printed on one side or both sides of the sheet.

-	CD-P— refers to CD-Rom including Portable Document Format (PDF) Data.

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APPENDIX 6

TYPE	C CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)	Self-explanatory for physical media.

DELIVERY (Deliv)	Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

The number of days indicated shall be rounded up to the next regular revision release date.

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APPENDIX 6

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